UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2013

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue, Las Vegas, Nevada	89148
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 16, 2013, PNK (Ohio), LLC, an Ohio limited liability company (“PNK (Ohio)”) and a wholly-owned subsidiary of Pinnacle Entertainment, Inc. (the “Company”), and Yates/Paric, a joint venture (the “Contractor”) entered into an Agreement for Guaranteed Maximum Price Construction Services (the “Agreement”). The Agreement provides the general terms for construction of the Company’s River Downs project near Cincinnati, Ohio, with a number of terms to be determined at a later date, including the guaranteed date of completion of the River Downs project and the guaranteed maximum price for the construction of the River Downs project. The Agreement provides that once a guaranteed maximum price is established, the amounts incurred under the Agreement shall be applied to such maximum price, subject to certain exceptions. Pursuant to the Agreement, PNK (Ohio) agreed to pay the Contractor an initial amount of approximately $20.1 million to complete a portion of the River Downs project, which involved relocating the existing horse racetrack with associated backside support building.

On July 12, 2013, PNK (Ohio) entered into an amendment to the Agreement with the Contractor (the “First Amendment”). The First Amendment provides that the guaranteed date of completion for the River Downs project is May 1, 2014 and the total guaranteed maximum price for the construction of the River Downs project is approximately $119.6 million, which includes the $20.1 million described above.

The foregoing descriptions of the Agreement and the First Amendment do not purport to be complete and are qualified in their entirety by reference to Agreement and First Amendment, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 10.1	Agreement for Guaranteed Maximum Price Construction Services, effective as of January 16, 2013, PNK (Ohio), LLC and Yates/Paric, a Joint Venture.

Exhibit 10.2	GMP Amendment, effective as of July 12, 2013, PNK (Ohio), LLC and Yates/Paric, a Joint Venture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: July 18, 2013	By:	/s/ Elliot D. Hoops
Elliot D. Hoops
Vice President and Legal Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 10.1	Agreement for Guaranteed Maximum Price Construction Services, effective as of January 16, 2013, PNK (Ohio) LLC and Yates/Paric, a Joint Venture.

Exhibit 10.2	GMP Amendment, effective as of July 12, 2013, PNK (Ohio), LLC and Yates/Paric, a Joint Venture.